Exhibit 99.1

FORM OF EXCHANGE AGREEMENT
___________________ (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Notes (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (this “Agreement”) with Exelixis, Inc. (the “Company”) on August [___], 2016 whereby the Holders will exchange (the “Exchange”) the Company’s 4.25% Convertible Senior Subordinated Notes due 2019 (the “Notes”) for shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and the cash payments specified below.
On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:
Article I: Exchange of the Notes for Common Stock
Pursuant to the terms hereof, the Undersigned hereby agrees to cause the Holders to exchange and deliver the following aggregate principal amount of Notes, and in exchange therefor, the Company shall issue to the Holders the aggregate number of shares of the Common Stock and pay to the Holders the aggregate cash payments described below (which includes cash in lieu of fractional shares but excludes any accrued but unpaid interest on such Notes):

Principal Amount of Notes to be Exchanged:	$_______________________________ (the “Exchanged Notes”)
Aggregate number of Shares of Common Stock to be issued in the Exchange:	_______________________________ (the “Shares”)
Aggregate Cash Payment to be made in the Exchange	$_______________________________ (the “Cash Payment”)

The closing for the exchange (the “Closing”) shall occur on a date (the “Closing Date”) no later than three Trading Days after the date of this Agreement. On the Closing Date, (a) the Undersigned shall cause each Holder to deliver to the Company all right, title and interest in and to such Holder’s Exchanged Notes (and no other consideration), free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to such Notes free and clear of any Liens, and (b) the Company shall deliver to each Holder the number of Shares and the Cash Payment specified on Exhibit A hereto (or, if there are no Accounts, the Company shall deliver to the Undersigned, as the sole Holder, all of the Shares and the Cash Payment specified above); provided, however, that the parties acknowledge that the delivery of the Shares (as defined below) to the Holders may be delayed due to procedures and mechanics within the system of the Depository Trust Company or the NASDAQ Global Market and that such delay will not be a default under this Agreement so long as (i) the Company is using its commercially reasonable efforts to effect the issuance of the Shares, and (ii) such delay is no longer than five business days.
For the avoidance of doubt, in the event of any delay in the Closing pursuant to the prior paragraph, the Holders shall not be required to deliver the Notes until the Closing occurs. Simultaneously with or after any Closing, the Company may issue Common Stock to one or more other holders of outstanding Notes or to other investors. The delivery of the Notes and the issuance of Shares shall be effected via DWAC (or other book-entry procedures) pursuant to the instructions to be provided by the Company (in the case of the Notes) and by the Holder

(in the case of the Shares) after the execution of the Agreement. The Company and the Holder shall provide such respective instructions to the Undersigned for settlement of the Exchange.

For purposes hereof:

 “Business Day” means any day other than a day on which federal or state banking institutions in the Borough of Manhattan, the City of New York are authorized or obligated by law, executive order or regulation to close.

“Trading Day” means any day during which trading in the Common Stock generally occurs on the primary exchange or quotation system on which the Common Stock then trades or is quoted.

Article II: Covenants, Representations and Warranties of the Holders
Each Holder (and, where specified below, the Undersigned) hereby covenants (solely as to itself) as follows, and makes the following representations and warranties (solely as to itself), each of which is and shall be true and correct on the date hereof and at the Closing, to the Company and Leerink Partners LLC (“Leerink”) and all such covenants, representations and warranties shall survive the Closing.
Section 2.1    Power and Authorization. The Holder is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account, (ii) the principal amount of such Account’s Exchanged Notes, (iii) the number of Shares to be issued to such Account in respect of its Exchanged Notes, and (iv) the portions of the Cash Payment to be paid to such Account.
Section 2.2    Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and the Holder and constitutes a legal, valid and binding obligation of the Undersigned and the Holder, enforceable against the Undersigned and the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the Holder’s organizational documents, (ii) any agreement or instrument to which the Undersigned or the Holder is a party or by which the Undersigned or the Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the Holder.
Section 2.3    Title to the Exchanged Notes. The Holder is the sole legal and beneficial owner of the Exchanged Notes set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned is the sole legal and beneficial owner of all of the Exchanged Notes) (except, in respect of a Closing Date, to the extent such Exchanged Notes have been exchanged hereunder). The Holder has good, valid and marketable title to its Exchanged Notes, free and clear of any Liens (other than pledges or security interests that the Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker). The Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Notes or its rights in its Exchanged Notes (other than to the Company pursuant hereto), or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes. Upon the Holder’s delivery of its Exchanged Notes to the Company pursuant to the Exchange, such Exchanged Notes shall be free and clear of all Liens created by the Holder.

Section 2.4    Qualified Institutional Buyer. The Holder is a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act.
Section 2.5    No Affiliate Status. The Holder is not, and has not been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To its knowledge, the Holder did not acquire any of the Exchanged Notes, directly or indirectly, from an Affiliate of the Company. The Holder and its Affiliates collectively beneficially own and will beneficially own as of the Closing Date (but without giving effect to the Exchange) (i) less than 5% of the outstanding Common Stock and (ii) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote (the “Voting Power”). The Holder is not a subsidiary, affiliate or, to its knowledge, otherwise closely-related to any director or officer of the Company or beneficial owner of 5% or more of the outstanding Common Stock or Voting Power (each such director, officer or beneficial owner, a “Related Party”). To its knowledge, no Related Party beneficially owns 5% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of the Holder.
Section 2.6    No Illegal Transactions. Each of the Undersigned and the Holder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party (other than to its legal and other representatives) any information regarding the Exchange or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by either the Company or Leerink or any other person regarding the Exchange, this Agreement or an investment in the Common Stock or the Company. Each of the Undersigned and the Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Exchange or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. Each of the Undersigned and the Holder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will deliver the Shares to close out or repay the borrow associated with any Short Sale executed by it, except in compliance with applicable law. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.6, subject to the Undersigned’s and the Holder’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and the Holder’s respective internal policies, (a) “Undersigned” and “Holder” shall not be deemed to include any employees, subsidiaries or affiliates of the Undersigned or the Holder that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Undersigned’s or the Holder's respective legal or compliance department (and thus have not been privy to any information concerning the Exchange), and (b) the foregoing representations and covenants of this Section 2.6 shall not apply to any transaction by or on behalf of an Account that was effected without the advice or participation of, or such Account’s receipt of information regarding the Exchange provided by, the Undersigned.
Section 2.7    Adequate Information; No Reliance. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) the Holder has had a full opportunity to ask questions of and receive answers from the officers of the Company concerning the Company, their business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, (c) the Holder, together with its professional advisers, is a sophisticated and experienced investor and is capable of evaluating, to its satisfaction, the accounting, tax, financial, legal and other risks associated with the Exchange, and that such Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange, and that such Holder is capable of sustaining any loss resulting therefrom without material injury, (d) the Holder understands that no federal or state agency has passed upon the merits or risks of an investment in the Common Stock or made any finding or determination concerning the fairness or advisability of this investment, (e) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives including, without limitation, Leerink, except for the representations and warranties made by the Company in this Agreement, (f) any disclosure documents provided in connection with the Exchange are the responsibility of the Company and that Leerink assumes no responsibility therefor and that Leerink has made no independent investigation with respect to the Company, any Exchange or the Shares or the accuracy, completeness or adequacy of any information supplied by the Company (including the Company’s filings and submissions with the SEC), (g) no statement or written material contrary to this Agreement has been made or given to the Holder by or on behalf of the Company and (h) the Holder is able to fend for itself in the Exchange, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares and has the ability to bear the economic risks of its investment and can afford the complete loss of such investment.

The Holder specifically understands and acknowledges that, on the date of this Agreement and on any the Closing Date, the Company may have in its possession non-public information that could be material to the market price of the Notes and/or the Common Stock. The Holder hereby represents and warrants that, in entering into this Agreement and consummating the transactions contemplated hereby, it does not require the disclosure of such non-public information to it by the Company in order to make an investment in the Common Stock or a disposition of the Notes, and hereby waives all present or future claims arising out of or relating to the Company’s failure to disclose such non-public information to the Holder.

The Holder also specifically acknowledges that the Company would not enter into this Agreement or any related documents in the absence of such Holder’s representations and acknowledgments set out in this Agreement, and that this Agreement, including such representations and acknowledgments, are a fundamental inducement to the Company, and a substantial portion of the consideration provided by such Holder, in this transaction, and that the Company would not enter into this transaction but for this inducement.
The Holder agrees that it will, upon request, execute and deliver any additional documents reasonably deemed by the Company, the trustee for the Notes or the transfer agent to be necessary or desirable to complete the Exchange.
Section 2.8    Tax Consequences of the Exchange. The Holder understands that the tax consequences of the Exchange will depend in part on its own tax circumstances. The Holder acknowledges that it must consult its own tax adviser about the federal, foreign, state and local tax consequences peculiar to its circumstances.
Section 2.9    Tax Reporting. On or prior to the first Closing Date, the Undersigned shall deliver to the Company completed IRS Forms W-9 or W-8, as applicable, with regards to each Holder.
Article III: Covenants, Representations and Warranties of the Company
The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at each Closing, to the Holders, Leerink, and all such covenants, representations and warranties shall survive each Closing.
Section 3.1    Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.
Section 3.2    Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Company’s charter, bylaws or other organizational documents, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.
Section 3.3    Valid Issuance of the Common Stock. The Shares (a) are duly authorized and, upon their issuance pursuant to the Exchange against delivery of the Exchanged Notes, will be validly issued, fully paid and non-assessable, (b) will not, at the applicable Closing at which such Shares are issued, be subject to any preemptive, participation, rights of first refusal or other similar rights, and (c) assuming the accuracy of each Holder’s representations and warranties hereunder, (i) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, and (ii) will, at the applicable Closing at which such Shares are issued, be free of any restrictions on resale by such Holder pursuant to Rule 144 promulgated under the Securities Act.
Section 3.4    Listing. When issued in the Exchange, the Shares shall be listed on each national securities exchange upon which the Common Stock is then listed.
Section 3.5    Disclosure. On or before the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Exchange (to the extent not previously publicly disclosed).
Article IV: Miscellaneous
Section 4.1    Entire Agreement. This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.
Section 4.2    Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.
Section 4.3    Costs and Expenses. The Undersigned, the Holders and the Company shall each pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, attorneys’ fees.
Section 4.4    Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.
Section 4.5    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“Company”:
EXELIXIS, INC.

By:     ______________________
Name:     ______________________
Title:     ______________________

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:
(in its capacities described in the first paragraph hereof)

By:     ______________________
Name:     ______________________
Title:     ______________________

EXHIBIT A
Exchanging Beneficial Owners

Name of Beneficial Owner	Principal Amount of Exchanged Notes	Number of Shares	Cash Payment	Account(s) from which Exchanged Securities will be delivered
DTC Participant: DTC Participant Number: